UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

PERMIAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 N. Marienfeld St., Suite 1000

Midland, Texas 79701

(Address of principal executive offices, including zip code)

(432) 695-4222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 18, 2024, Permian Resources Corporation (“Permian Resources” or the “Company”) entered into that certain amended and restated registration rights agreement (the “A&R RRA”), with an effective date of July 1, 2024, by and among Permian Resources and the other parties listed on the signature pages thereto, to provide for the continued partnership between certain stockholders and Permian Resources as such stockholders may monetize their ownership of the Company’s securities in the future.

The A&R RRA, among other things, (i) extends the duration of certain provisions related to organized offerings, “piggy-back” rights and shelf registration rights with respect to the Company’s securities through June 30, 2029; unless earlier terminated with respect to any party, pursuant to the terms of the A&R RRA, (ii) clarifies when and how holders of registrable securities may exercise rights related to such organized offerings and the Company’s assistance related thereto, and (iii) makes administrative updates to provisions that no longer apply given the passage of time.

The foregoing description of the A&R RRA does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R RRA, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 18, 2024, the Company issued a press release announcing the entry into the A&R RRA. In connection with the entry into the A&R RRA, funds affiliated with Pearl Energy Investments will distribute approximately 23 million shares of the Company’s Class A Common Stock, par value $0.0001 per share, issuable upon the redemption of common units representing limited liability company interests in Permian Resources Operating, LLC, together with the cancellation of a corresponding number of shares of the Company’s Class C common stock, par value $0.0001 per share, to certain of its equity holders, including limited partners of such funds. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Registration Rights Agreement, dated as of June 18, 2024, by and between Permian Resources Corporation and the persons listed on the signature pages thereto.

99.1	Press Release, dated June 18, 2024, of Permian Resources Corporation.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

By:	/s/ Guy M. Oliphint
Guy M. Oliphint Executive Vice President and Chief Financial Officer

Date: June 18, 2024